NATIONAL PENN BANCSHARES, INC.

                            EXECUTIVE INCENTIVE PLAN

                          Adopted by Board of Directors

                                December 26, 1984

                                 PLAN YEAR 2001










As Amended By Board Dec. 16, 1998
Replaces previous Plan of Feb. 20, 1991

Amended Schedule B as approved by
   Board on May 10, 1999

As Amended By Compensation Committee
And Approved By Board December 20, 2000
Effective January 1, 2001

                                   SCHEDULE A


         Participants for the 2001 Plan Year consist of Types A, B, and C as defined in the Plan document.

         It is anticipated that the following named persons will meet the eligibility requirements for participation as of December 31, 2001. It is expected that there could be additional individuals whose eligibility could be determined later in the year, who would be named a participant as of December 31, 2001.

         Named participants are classified accordingly:



         CLASS A  (3 persons)  (name and grade level)

                  Lawrence T. Jilk, Jr.                 999

                  Wayne R. Weidner                      999

                  Glenn E. Moyer                        999


         CLASS B  (26 persons)  (name and grade level)

                  Bruce G. Kilroy                       999            Todd A. Alderfer                     111
                  Garry D. Koch                         999            Brian T. Appleton                    111
                  Frederick C. Peters II                999            Nancy R. Corson                      111
                  Kathy B. Schauer                      999            Lloyd H. Reichenbach                 111
                  Algot F. Thorell, Jr.                 999            Michael L. Wummer                    111
                  Joseph C. Walter, Jr.                 999
                  Sharon L. Weaver                      999            Carol P. Franklin                    110
                                                                       Sandra L. Hoffman                    110
                  Gary L. Rhoads                        119            P. Robert Keeley                     110
                                                                       Tarrie L. Miller                     110
                  Ronald L. Bashore                     113            Larry A. Rush                        110
                  Timothy A. Day                        113            Sandra L. Spayd                      110
                  Scott L. Gruber                       113
                  Michael R. Reinhard                   113            Dennis E. Moyer                      109
                  Joseph C. Walker                      113

                  John J. Mikus, Jr.                    112


12/4/00










         CLASS C  (30 persons)  (name and grade level)

                  E. Harry McGuirk                      111            Rich Gentile                         107
                  W. Scott Labenberg                    111            Eugene Guinther                      107
                  John Tucker                           111            Dick Haddock                         107
                                                                       Robert Latshaw                       107
                  Earl Houseknecht                      110            Cheryl Morris                        107
                  Ed Shin                               110            Donna Wentzel                        107
                  Linda S. Stark                        110
                                                                       Roxanne Dittman                      106
                  Lew Freeman                           109            Frank Gehringer                      106
                  Robin Hitchcock                       109            Steve Kunkel                         106
                  Hugh (Skip) Marshall                  109            Sandra Massaro                       106
                  Clarence Martindell                   109            Janice McCracken                     106
                  Steve Olson                           109            Marcia Stark                         106
                  Cindy Rankin                          109            Teresa Steuer                        106
                  Dan Tempesco                          109
                                                                       Sharon McMichael                     105
                  Michelle Debkowski                    108
                  Richard Sutton                        108            Patricia Angstadt                    104





















12/4/00

                                   SCHEDULE B

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                             2001 PERFORMANCE GOALS

         Awards pursuant to the Plan will not be made unless the internal and external performance goals set forth below are met.

INTERNAL PERFORMANCE GOALS FOR THE 2001 PLAN YEAR
-------------------------------------------------
The diluted per share operating income of NPBC for 2001 must exceed the diluted per share operating income for 2000.

EXTERNAL PERFORMANCE GOALS FOR THE 2001 PLAN YEAR
-------------------------------------------------
The net operating income of NPB before securities transactions on realized return on average common equity for 2001 must exceed the average of the net operating income before securities transactions on realized return on average common equity for 2001 for the banks or bank holding companies in the peer group set forth on Schedule B-2 A.



Internal Performance Goals amended 5/10/99

                                  SCHEDULE B-1
                                 PAY OUT FORMULA

  1.       Obtaining an operating return on average equity

           triggers an incentive pay out as follows:


           100% of peer group                $0

           100.1% of peer group               .031% of average assets

           130% of peer group                 .11% of average assets


           Interpolation is required between 100.1% and 130%.



  2.       Obtaining #1 in return on equity triggers an added

           pay out of $25,000.

                                  SCHEDULE B-2

         There is a change in the peer group from last year. The list of the nine banking companies which form the peer group are:

                           Univest (Souderton)

                           Fulton Financial Corp.

                           Susquehanna Bancshares

                           Harleysville National Corp.

                           S & T Bancorp

                           BT Financial Corporation

                           Omega Financial Corp.

                           F.N.B. Corporation (Hermitage, PA)

                           First Commonwealth Financial Corp. (Indiana, PA)

                           National Penn Bancshares, Inc.



Plan Year 2001, as of December 2000

                                   SCHEDULE C

                         NATIONAL PENN BANCSHARES, INC.
                            EXECUTIVE INCENTIVE PLAN
                            DEFERRAL ELECTION LETTER

TO THE COMMITTEE:

         In accordance with National Penn Bancshares, Inc., Executive Incentive Plan, effective January 1, 1984, I hereby request to defer receipt of that portion of any award earned by me (to the extent provided in Paragraph 2 below) for services rendered as an eligible Participant in the Plan during the calendar year specified below and eligible to be received in cash. This election shall be governed by all of the provisions of the Plan.

         1. This request shall be effective beginning with calendar year 2001.

         2. This voluntary deferral request shall apply to ____________% of my award.

         3. My deferred award and the interest thereon shall become payable on the January 1 next following the date I retire or otherwise cease to be employed by NPB or an Affiliate of NPB.

         4. I irrevocably elect that, when payable, my deferred award and the interest thereon shall be paid to me as indicated below:

                           (  ) In one lump sum.


                           (  ) In a series of five annual installments.


                           (  ) In a series of ten annual installments.

         I agree that such terms and conditions shall be binding upon my beneficiaries, distributees, and personal representatives. Unless noted below, my beneficiaries shall be the same as designated for my group life insurance.


-------------------------                 --------------------------------
Date                                      Signature of Participant

                                          Approved By:

-------------------------                 --------------------------------
Date                                      Signature of the Chairman of the
                                           Committee







-------------------------
Name of Participant